Exhibit 1(b)(2)

                                                                  [STAMP]
                                                         OFFICE OF THE CLERK
                                                                CITY HALL
                                                             BOSTON, MA 02201
                                                               APR 5 1990

                                AARP INCOME TRUST
                             Redesignation of Series

      The undersigned, being at least a majority of the duly elected and qualified Trustees of AARP Income Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 5.11 of the Amended and Restated Declaration of Trust dated November 1, 1984, as amended. (the "Declaration of Trust") of the Trust, hereby redesignate one series of the Trust by amending the Establishment and Designation of Series of Shares of Beneficial Interest filed with the Secretary of State of the Commonwealth of Massachusetts on December 3, 1984 as follows:

      The "AARP General Bond Fund" is redesignated the "AARP High Quality Bond Fund".

      The foregoing shall be effective upon appropriate disclosure in the Trusts Registration Statement under the Securities Act of 1933 or a supplement thereto.

Date: March 28, 1990


    /s/ George S. Johnston                          /s/ Horace Deets
    -------------------------                       -------------------------
        George S. Johnston                              Horace Deets


    /s/ Cuyler W. Findlay
    -------------------------                       -------------------------
        Cuyler W. Findlay                               Edgar R. Fiedler


    /s/ Adelaide Atfard                             /s/ Eugene P. Forrester
    -------------------------                       -------------------------
        Adelaide Atfard                                 Eugene P. Forrester


    /s/ Cyril F. Brickfield                         /s/ George L Maddox
    -------------------------                       -------------------------
        Cyril F. Brickfield                             George L Maddox, Jr.


    /s/ Lovola W. Burgess                           /s/ Robert J. Myers
    -------------------------                       -------------------------
        Lovola W. Burgess                               Robert J. Myers


                                                    /s/ Mildred M. Seltzer
    -------------------------                       -------------------------
    Robert N. Butler                                    Mildred M. Seltzer

                                                [STAMP]
                                                RECEIVED
                                                APR - 5 1990
                                                SECRETARY OF STATE
                                                [Illegible]